                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    August 18, 2000
                                                       -------------------

                                CROWN PAPER CO.
                                ---------------
             (Exact name of registrant as specified in its charter)


          Virginia                      33-93494                 54-1752385
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

      4445 Lake Forest Drive, Cincinnati OH                         45242
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code  (513) 769-7555
                                                        ------------------

                                  Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         See exhibit 99.1 for copy of news release.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

           Exhibit No.                            Description
         ---------------    ---------------------------------------------
               99.1         The Company announces amended Letter of Intent and
                            beginning of Open Bidding period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CROWN PAPER CO.

August 23, 2000                                     /s/ Kent A. Bates
                                         ---------------------------------------
                                                        Kent A. Bates
                                         Vice President and Corporate Controller